ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction listed on Attachment 1 hereto with Reference Number 37354333 (the “Old Transaction”) with UBS Real Estate Securities, Inc. (“UBS Real Estate”).

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 26 May 2006, unto Mortgage Asset Securitization Transactions Inc. (“MASTR”), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor.  UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 26 May 2006, unto Wells Fargo Bank, N.A., not individually, but solely as trust administrator (the “Trust Administrator”) on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 (the “Trust”), without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned and transferred, referenced by UBS AG as new transactions with Reference Numbers 37371380 and 37371381 as listed on Attachments 2 and 3 hereto and referred to as the “New Transactions”) and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor. UBS AG hereby consents to the assignment of the New Transactions to the Trust as herein provided, with the understanding that the provisions labeled “Additional Provisions” in the confirmation relating to the New Transactions shall become effective upon the assignments to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG

UBS REAL ESTATE SECURITIES, INC.

By: /s/ Jonathan Moss

By: /s/ Peter Slagowitz

Name:  Jonathan Moss

Name: Peter Slagowitz

Title: Director

Title: Managing Director

By: ./s/ Jonathan McTernan

By: /s/ Sameer Tikoo

Name:  Jonathan McTernan

Name: Sameer Tikoo

Title: Associate Director

Title: Associate Director

MORTGAGE ASSET SECURITIZATION

Wells Fargo Bank, N.A., not individually, but

TRANSACTIONS INC.

solely as Trust Administrator on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2

By: /s/ Peter Slagowitz

By: /s/ Graham Oglesby

Name: Peter Slagowitz

 Name: Graham Oglesby

Title: Managing Director

Title: Assistant Vice President

By: /s/ Sameer Tikoo

Name: Sameer Tikoo

Title: Associate Director

Attachment 1

Date:	26 May 2006
To:	UBS Real Estate Securities, Inc. (“Counterparty”)
Attention:	Swaps Administration
From:	UBS AG, London Branch (“UBS AG”)
Subject:	Interest Rate Cap Transaction
UBS AG Ref: 37354333

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:

05 May 2006

Effective Date

01 May 2006

Termination Date:

01 May 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:

USD 75,750,000.00

Seller of the Cap:

UBS AG

Buyer of the Cap:

Counterparty

Calculation Agent:

UBS AG

Business Days:

New York

Broker:

None

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

USD 1,128,400.00

Fixed Rate Payer Payment Date:

26 May 2006

Business Day Convention:

Not Applicable

Floating Amounts

Floating Rate Payer:

UBS AG

Cap Rate:

5.0 percent per annum

Floating Amount:

To be determined in accordance with the following formula:

Greater of

(1) Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option – Cap Rate) and

(2) 0

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One Month

Spread:

None

Floating Rate Day Count Fraction:

30/360

Floating Rate Payer Period End Dates:

01 January, 01 February, 01 March, 01 April, 01 May, 01 June, 01 July, 01 August, 01 September, 01 October, 01 November and 01 December, in each year, from and including 01 June 2006, up to and including the Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:

Delayed Payment shall be applicable.  The Floating Rate Payer Payment Dates shall be two Business Days prior to 25 January, 25 February, 25 March 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November, and 25 December, in each year, from and including 25 June 2006 not withstanding the specified Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Reset Dates:

First day of each Calculation Period.

Business Day Convention:

Modified Following

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:

Currency: USD Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b) The office of Counterparty for the Interest Rate Cap Transaction is New York

Contact Names at UBS AG:
Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Credit Risk Management:	212.713.1170
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street
	London EC2M 2RH

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully

For and on Behalf of

UBS AG, London Branch

By: /s/ Jonathan Moss

By: /s/ Jonathan McTernan

Name: Jonathan Moss

Name: Jonathan McTernan

Title: Director

Title: Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By: /s/ Peter Slagowitz

Name: Peter Slagowitz

Title: Managing Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

Attachment 2

Date:	26 May 2006
To:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through
Certificates, Series 2006-2 (“Counterparty”)
Attention:	Swaps Administration
From:	UBS AG, London Branch (“UBS AG”)
Subject:	Interest Rate Cap Transaction
UBS AG Ref: 37371380
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree.  Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement").  In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:

26 May 2006

Effective Date

01 May 2006

Termination Date:

01 May 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:

USD 30,000,000.00

Seller of the Cap:

UBS AG

Buyer of the Cap:

Counterparty

Calculation Agent:

UBS AG

Business Days:

New York

Broker:

None

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

Not Applicable

Fixed Rate Payer Payment Date:

Not Applicable

Business Day Convention:

Not Applicable

Floating Amounts

Floating Rate Payer:

UBS AG Cap Rate: 5.0 percent per annum

Floating Amount:

To be determined in accordance with the following formula: Greater of (1)Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option – Cap Rate) and (2) 0

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One Month

Spread:

None

Floating Rate Day Count Fraction:

30/360

Floating Rate Payer Period End

01 January, 01 February, 01 March, 01 April, 01 May, 01 June, 01

Dates:

July, 01 August, 01 September, 01 October, 01 November and 01 December, in each year, from and including 01 June 2006, up to and including the Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:

Delayed Payment shall be applicable.  The Floating Rate Payer Payment Dates shall be two Business Days prior to 25 January, 25 February, 25 March 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November, and 25 December, in each year, from and including 25 June 2006 not withstanding the specified Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Reset Dates:

First day of each Calculation Period.

Business Day Convention:

Modified Following

Additional Provisions

(i)

"Specified Transaction" shall have the meaning specified in Section 14 of the ISDA Form.

(ii)

The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iii)

The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv)

The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v)

The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi)

The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii)

The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14  to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(x)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xi)

Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

(xii)

Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiii)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Collateral (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Collateral and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(xv)

Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty’s exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi)

Proceedings.  UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state law, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Notes (as defined below) have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Trust Administrator, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii)

The ISDA Form is hereby amended as follows:  for the purposes of this Transaction, the word “third” shall be replaced by he word “first” in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an the other party of such failure to pay.

(xviii)

Multibranch Party. For the purpose of Section 10(c) of the Agreement:

(i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries:  Australia, England and Wales, Hong Kong, United States of America, Singapore and Switzerland.

(ii) Counterparty is not a Multibranch Party.

(xix)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(xx)

Event of Default relating to Bankruptcy.  Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii)

Compliance with Regulation AB.

(i) UBS AG agrees and acknowledges that Mortgage Asset Securitization Transactions, Inc. (“MASTR”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding UBS AG, depending on the aggregate “Significance Percentage” of all Transactions under this Agreement, together with any other transactions that fall within the meaning of “derivative contracts” for the purposes of Item 1115 of Regulation AB between UBS AG and Counterparty, as calculated from time to time in accordance with the Calculation Methodology (as defined below).

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, MASTR notifies UBS AG the Significance Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable determination by MASTR, in good faith and using the Calculation Methodology, of such Significance Percentage).

(iii) Upon the occurrence of a Swap Disclosure Event, UBS AG, at its own expense, shall provide to MASTR the applicable Swap Financial Disclosure (as defined below).

(iv) In the alternative to subparagraph (iii) above, upon the occurrence of a Swap Disclosure Event or at any time after complying with subparagraph (iii) above, UBS AG, may, at its option and at its own expense, (a) secure another entity to replace UBS AG as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (b) obtain a guaranty of UBS AG’s obligations under this Agreement from an affiliate of UBS AG that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

(v) UBS AG agrees that, in the event that UBS AG provides Swap Financial Disclosure to MASTR in accordance with paragraph (iii) above, or causes its affiliate to provide Swap Financial Disclosure to MASTR in accordance with paragraph (iv)(b) above, it will indemnify and hold harmless MASTR, its respective directors or officers and any person controlling MASTR, from and against any and all losses, claims, damages and liabilities (any “Damage”) caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the foregoing shall not apply to any Damage caused by the negligence or any willful action of MASTR or any other party (other than UBS AG or any of its affiliates or any of their respective agents), including without limitation any failure to calculate the Significance Percentage according to the terms of this Agreement or to make any filing as and when required under Regulation AB.

(vi) In the event that UBS AG provides the information referred to above, such information shall be provided not later than five (5) calendar days prior to the date in which the Trust Administrator is required to file a Form 10-D for such Distribution Date.

For the purposes hereof:

“Calculation Methodology” means such method for determining maximum probable exposure of a derivative contract as mutually agreed to by MASTR and UBS AG.

“Swap Financial Disclosure” means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

Additional Termination Events:

The following Additional Termination Events will apply to UBS AG:

1.

Ratings Event.  If a Ratings Event (as defined below) has occurred and UBS AG has not complied with the requirements set forth in the succeeding paragraph within the 30 business day time period specified therein, then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such an Additional Termination Event.

Rating Agency Downgrade:

If a Ratings Event (as defined below) occurs with respect to UBS AG, then UBS AG shall, at its own expense, (i) assign this Transaction hereunder to a third party within thirty (30) business days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Rating Threshold (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor’s Ratings Service, a division of the McGraw-Hill Companies Inc. (“S&P”) within thirty (30) business days of such Ratings Event and subject to written confirmation from S&P that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.  For the avoidance of doubt, a downgrade of the rating on MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 (the “Certificates”) could occur in the event that UBS AG does not post sufficient collateral.

For purposes of this Transaction, a “Ratings Event” shall occur with respect to the UBS AG if its long term unsecured debt rating ceases to be rated at least “A+” by S&P (such rating being referred to individually herein as the “Approved Ratings Threshold”), (unless, within 30 business days after such withdrawal or downgrade S&P has reconfirmed the rating of the Notes which was in effect immediately prior to such withdrawal or downgrade).

2.

Swap Disclosure Event. If upon the occurrence of a Swap Disclosure Event (as defined in paragraph (xxii) above), UBS AG has not, within 10 business days (after giving effect to any grace period applicable to the relevant filing) after such Swap Disclosure Event, either: (A) complied with any of the provisions set forth in paragraph (xxii) above or (B) accomplished an Elective Termination (as provided below), then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such Additional Termination Event.

Elective Termination

At any time that UBS AG has failed to meet its obligations under paragraph (xxii) above, then on or prior to any Early Termination Date relating to any Additional Termination Event, UBS AG may elect to designate a date as an Early Termination Date (an “Elective Termination Date”), and the termination payment for this Transaction shall be calculated and paid under the terms of Section 6 of the ISDA Master Agreement as if a Termination Event had occurred, the Elective Termination Date is the Early Termination Date and UBS AG is the sole Affected Party.

Transfer, Amendment and Assignment:

No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the Trust Administrator pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless S&P has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes; provided however that except with respect to a transfer at the direction of UBS,  nothing in this provision shall impose any obligation on UBS to give notice to any rating agency.

Permitted Security Interest:

For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by the Counterparty of the Cap Collateral to the Trust Administrator pursuant to the Pooling and Servicing Agreement, and the granting to the Trust Administrator of a security interest in the Cap Collateral pursuant to the Pooling and Servicing Agreement.

“Cap Collateral” means all right, title and interest of the Counterparty in this Agreement, each Transaction hereunder, and all present and future amounts payable by UBS AG to the Counterparty under or in connection with the Agreement or any Transaction governed by the Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Payer Tax Representations

For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

Payee Tax Representations

For the purpose of Section 3(f) of the Master Agreement, UBS AG makes the following representation:

It is a non-U.S. branch of a foreign person as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes.

For the purpose of Section 3(f) of the ISDA Form, the Counterparty makes the following representations:

1.

The Counterparty is a trust  created pursuant to a Pooling and Servicing Agreement dated as of May 1, 2006 (the “PSA”) that states (i) its governing law is the law of the State of New York, (ii) the Trust Administrator  is required to treat the portion of the trust as a grantor trust for United  States federal income tax purposes, and (iii) the Trust Administrator is required to treat the beneficial owners of such grantor trust as the holders of the Class 1-A-10 Certificates (as such  term is defined in that certain PSA).

2.

It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations for United States federal income tax purposes.

Agreement to Deliver Documents

For purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

Party required to

Form/Document/Certificate

Date by which to

deliver document

be delivered

UBS AG and

Any form or document required

Promptly upon

Counterparty

or reasonably requested to allow

reasonable demand

the other party to make payments

by the other party.

without any deduction or

withholding for or on account of

any Tax, or with such deduction

or withholding at a reduced rate.

Counterparty

One duly executed and

completed U.S. Internal Revenue

Service Form W-9 (or successor thereto)

Counterparty

With respect to each of the

[ Class 1-A-10 Certificate Holders, any form or document required or reasonably requested to allow the other party to make payments without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Party required to

Form/Document/

Date by which to

Covered by Section 3(d)

deliver document

Certificate

be delivered

Representation

UBS AG

Any documents required by the

Upon the execution

Yes

receiving party to evidence the

and delivery of this

authority of the delivering party

Agreement and such

for it to execute and deliver this

Confirmation

and to evidence the authority of the delivering party to perform its obligations under this Agreement or the Transaction governed by this Confirmation

Party required to

Form/Document/

Date by which to

Covered by Section 3(d)

deliver document

Certificate

be delivered

Representation

UBS AG

A certificate of an authorized

Upon the execution

Yes

officer of the party, as to the

and delivery of this

incumbency and authority of the

Confirmation

respective officers of the party

signing this Confirmation

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

Trust Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trust Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator with respect to MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 (the “Trust”) under the Pooling and Servicing Agreement, dated as of May 1, 2006, in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A., but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A. individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:

Currency:

USD

Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and

The office of Counterparty for the Interest Rate Cap Transaction is:

9062 Old Annapolis Road Columbia, Maryland 21045

Attn: Client Manager – MASTR Asset Securitization Trust 2006-2

Telephone: 410.884.2000

Fax: 410.715.2380

Contact Names at UBS AG:
Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3373
ISDA Documentation:	Credit Risk Management:	212.713.1170
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street
	London EC2M 2RH

Address for notices or communications to the Counterparty:

9062 Old Annapolis Road Columbia, MD 21045

Attn: Corporate Trust Services – MASTR Asset Securitization Trust 2006-2

Payments to Counterparty:

Wells Fargo Bank, NA San Francisco, CA

ABA #: 121-000-248

Acct #: 3970771416

Acct Name: SAS Clearing

For Further Credit: Interest Rate Cap, Account # 50916601

(For all purposes)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully

For and on Behalf of

UBS AG, London Branch

By: /s/ Jonathan Moss

By: /s/ Jonathan McTernan

Name: Jonathan Moss

Name: Jonathan McTernan

Title: Director

Title: Associate Director

Acknowledged and Agreed by Wells Fargo Bank N.A., not individually, but solely as Trust Administrator on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 as of the date first written above:

By:  /s/ Graham Oglesby

Name : Graham Oglesby

Title : Assistant Vice President

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

Attachment 3

Date:	26 May 2006
To:	Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through
Certificates, Series 2006-2 (“Counterparty”)
Attention:	Swaps Administration
From:	UBS AG, London Branch (“UBS AG”)
Subject:	Interest Rate Cap Transaction
UBS AG Ref: 37371381
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:

26 May 2006

Effective Date

01 May 2006

Termination Date:

01 May 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:

USD 45,750,000.00

Seller of the Cap:

UBS AG

Buyer of the Cap:

Counterparty

Calculation Agent:

UBS AG

Business Days:

New York

Broker:

None

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

Not Applicable

Fixed Rate Payer Payment Date:

Not Applicable

Business Day Convention:

Not Applicable

Floating Amounts

Floating Rate Payer:

UBS AG

Cap Rate:

5.0 percent per annum

Floating Amount:

To be determined in accordance with the following formula: Greater of (1)Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option – Cap Rate) and (2) 0 Floating Rate Option: USD-LIBOR-BBA

Designated Maturity:

One Month

Spread:

None

Floating Rate Day Count Fraction:

30/360

Floating Rate Payer Period End

01 January, 01 February, 01 March, 01 April, 01 May, 01 June, 01 July, 01 August,

Dates:

01 September, 01 October, 01 November and 01 December, in each year, from and including 01 June 2006, up to and including the Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:

Delayed Payment shall be applicable.  The Floating Rate Payer Payment Dates shall be two Business Days prior to 25 January, 25 February, 25 March 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November, and 25 December, in each year, from and including 25 June 2006 not withstanding the specified Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Reset Dates:

First day of each Calculation Period.

Business Day Convention:

Modified Following

Additional Provisions

(i)

"Specified Transaction" shall have the meaning specified in Section 14 of the ISDA Form.

(ii)

The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iii)

The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv)

The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v)

The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi)

The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii)

The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14  to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(x)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xi)

Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

(xii)

Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiii)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Collateral (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Collateral and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(xv)

Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty’s exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi)

Proceedings.  UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state law, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Notes (as defined below) have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Trust Administrator, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii)

The ISDA Form is hereby amended as follows:  for the purposes of this Transaction, the word “third” shall be replaced by he word “first” in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an the other party of such failure to pay.

(xviii)

Multibranch Party. For the purpose of Section 10(c) of the Agreement:

(i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries:  Australia, England and Wales, Hong Kong, United States of America, Singapore and Switzerland.

(ii) Counterparty is not a Multibranch Party.

(xix)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(xx)

Event of Default relating to Bankruptcy.  Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Compliance with Regulation AB.

(i) UBS AG agrees and acknowledges that Mortgage Asset Securitization Transactions, Inc. (“MASTR”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding UBS AG, depending on the aggregate “Significance Percentage” of all Transactions under this Agreement, together with any other transactions that fall within the meaning of “derivative contracts” for the purposes of Item 1115 of Regulation AB between UBS AG and Counterparty, as calculated from time to time in accordance with the Calculation Methodology (as defined below).

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, MASTR notifies UBS AG the Significance Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable determination by MASTR, in good faith and using the Calculation Methodology, of such Significance Percentage).

(iii) Upon the occurrence of a Swap Disclosure Event, UBS AG, at its own expense, shall provide to MASTR the applicable Swap Financial Disclosure (as defined below).

(iv) In the alternative to subparagraph (iii) above, upon the occurrence of a Swap Disclosure Event or at any time after complying with subparagraph (iii) above, UBS AG, may, at its option and at its own expense, (a) secure another entity to replace UBS AG as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (b) obtain a guaranty of UBS AG’s obligations under this Agreement from an affiliate of UBS AG that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

(v) UBS AG agrees that, in the event that UBS AG provides Swap Financial Disclosure to MASTR in accordance with paragraph (iii) above, or causes its affiliate to provide Swap Financial Disclosure to MASTR in accordance with paragraph (iv)(b) above, it will indemnify and hold harmless MASTR, its respective directors or officers and any person controlling MASTR, from and against any and all losses, claims, damages and liabilities (any “Damage”) caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the foregoing shall not apply to any Damage caused by the negligence or any willful action of MASTR or any other party (other than UBS AG or any of its affiliates or any of their respective agents), including without limitation any failure to calculate the Significance Percentage according to the terms of this Agreement or to make any filing as and when required under Regulation AB.

(vi) In the event that UBS AG provides the information referred to above, such information shall be provided not later than five (5) calendar days prior to the date in which the Trust Administrator is required to file a Form 10-D for such Distribution Date.

For the purposes hereof:

“Calculation Methodology” means such method for determining maximum probable exposure of a derivative contract as mutually agreed to by MASTR and UBS AG.

“Swap Financial Disclosure” means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

Additional Termination Events:

The following Additional Termination Events will apply to UBS AG:

1.

Ratings Event. If a Ratings Event (as defined below) has occurred and UBS AG has not complied with the requirements set forth in the succeeding paragraph within the 30 business day time period specified therein, then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such an Additional Termination Event.

Rating Agency Downgrade:

If a Ratings Event (as defined below) occurs with respect to UBS AG, then UBS AG shall, at its own expense, (i) assign this Transaction hereunder to a third party within thirty (30) business days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Rating Threshold (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor’s Ratings Service, a division of the McGraw-Hill Companies Inc. (“S&P”) within thirty (30) business days of such Ratings Event and subject to written confirmation from S&P that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.  For the avoidance of doubt, a downgrade of the rating on MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 (the “Certificates”) could occur in the event that UBS AG does not post sufficient collateral.

For purposes of this Transaction, a “Ratings Event” shall occur with respect to the UBS AG if its long term unsecured debt rating ceases to be rated at least “A+” by S&P (such rating being referred to individually herein as the “Approved Ratings Threshold”), (unless, within 30 business days after such withdrawal or downgrade S&P has reconfirmed the rating of the Notes which was in effect immediately prior to such withdrawal or downgrade).

2.

Swap Disclosure Event. If upon the occurrence of a Swap Disclosure Event (as defined in paragraph

(xxii) above), UBS AG has not, within 10 business days (after giving effect to any grace period applicable to the relevant filing) after such Swap Disclosure Event, either: (A) complied with any of the provisions set forth in paragraph (xxii) above or (B) accomplished an Elective Termination (as provided below), then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such Additional Termination Event.

Elective Termination

At any time that UBS AG has failed to meet its obligations under paragraph (xxii) above, then on or prior to any Early Termination Date relating to any Additional Termination Event, UBS AG may elect to designate a date as an Early Termination Date (an “Elective Termination Date”), and the termination payment for this Transaction shall be calculated and paid under the terms of Section 6 of the ISDA Master Agreement as if a Termination Event had occurred, the Elective Termination Date is the Early Termination Date and UBS AG is the sole Affected Party.

Transfer, Amendment and Assignment:

No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the Trust Administrator pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless S&P has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes; provided however that except with respect to a transfer at the direction of UBS,  nothing in this provision shall impose any obligation on UBS to give notice to any rating agency.

Permitted Security Interest:

For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by the Counterparty of the Cap Collateral to the Trust Administrator pursuant to the Pooling and Servicing Agreement, and the granting to the Trust Administrator of a security interest in the Cap Collateral pursuant to the Pooling and Servicing Agreement.

“Cap Collateral” means all right, title and interest of the Counterparty in this Agreement, each Transaction hereunder, and all present and future amounts payable by UBS AG to the Counterparty under or in connection with the Agreement or any Transaction governed by the Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Payer Tax Representations

For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

Payee Tax Representations

For the purpose of Section 3(f) of the Master Agreement, UBS AG makes the following representation:

It is a non-U.S. branch of a foreign person as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes.

For the purpose of Section 3(f) of the ISDA Form, the Counterparty makes the following representations:

1. The Counterparty is a trust  created pursuant to a Pooling and Servicing Agreement dated as of May 1, 2006 (the “PSA”) that states (i) its governing law is the law of the State of New York, (ii) the Trust Administrator  is required to treat the portion of the trust as a grantor trust for United  States federal income tax purposes, and (iii) the Trust Administrator is required to treat the beneficial owners of such grantor trust as the holders of the Class 1-A-11 Certificates (as such  term is defined in that certain PSA).

2. It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations for United States federal income tax purposes.

Agreement to Deliver Documents

For purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

Party required to

Form/Document/Certificate

Date by which to

deliver document

be delivered

UBS AG and

Any form or document required

Promptly upon

Counterparty

or reasonably requested to allow

reasonable demand

the other party to make payments

by the other party.

without any deduction or

withholding for or on account of

any Tax, or with such deduction

or withholding at a reduced rate.

Counterparty

One duly executed and

completed U.S. Internal Revenue

Service Form W-9 (or successor

thereto)

Counterparty

With respect to each of the Class

1-A-11 Certificate Holders, any

form or document required or

reasonably requested to allow the

other party to make payments

without any deduction or

withholding for or on account of

any Tax, or with such deduction

or withholding at a reduced rate.

Party required to

Form/Document/

Date by which to

Covered by Section 3(d)

deliver document

Certificate

be delivered

Representation

UBS AG

Any documents required by the

Upon the execution

Yes

receiving party to evidence the

and delivery of this

authority of the delivering party

Agreement and such

for it to execute and deliver this

Confirmation

and to evidence the authority of the delivering party to perform its obligations under this Agreement or the Transaction governed by this Confirmation

Party required to

Form/Document/

Date by which to

Covered by Section 3(d)

deliver document

Certificate

be delivered

Representation

UBS AG

A certificate of an authorized

Upon the execution

Yes

officer of the party, as to the

and delivery of this

incumbency and authority of the

Confirmation

respective officers of the party

signing this Confirmation

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

Trust Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trust Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator with respect to MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 (the “Trust”) under the Pooling and Servicing Agreement, dated as of May 1, 2006, in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A., but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A. individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:

Currency: USD Correspondent Bank: UBS AG, STAMFORD BRANCH Swift Address: UBSWUS33XXX Favour: UBS AG LONDON BRANCH Swift Address:  UBSWGB2LXXX Account No: 101-wa-140007-000 Further Credit To: Swift Address: Account No:

Offices

(b) The office of UBS AG for the Interest Rate Cap Transaction is London; and The office of Counterparty for the Interest Rate Cap Transaction is: 9062 Old Annapolis Road Columbia, Maryland 21045 Attn: Client Manager – MASTR Asset Securitization Trust 2006-2 Telephone: 410.884.2000 Fax: 410.715.2380

Contact Names at UBS AG:
Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3373
ISDA Documentation:	Credit Risk Management:	212.713.1170
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street
	London EC2M 2RH

Address for notices or communications to the Counterparty:

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Corporate Trust Services – MASTR Asset Securitization Trust 2006-2

Payments to Counterparty:

Wells Fargo Bank, NA

San Francisco, CA

ABA #: 121-000-248

Acct #: 3970771416

Acct Name: SAS Clearing

For Further Credit: Interest Rate Cap, Account # 50916602

(For all purposes)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully

For and on Behalf of

UBS AG, London Branch

By: /s/ Jonathan Moss

By: /s/ Jonathan McTernan

Name: Jonathan Moss

Name: Jonathan McTernan

Title: Director

Title: Associate Director

Acknowledged and Agreed by Wells Fargo Bank N.A., not individually, but solely as Trust Administrator on behalf of MASTR Asset Securitization Trust 2006-2, Mortgage Pass Through Certificates, Series 2006-2 as of the date first written above:

By:  /s/ Graham Oglesby

Name : Graham Oglesby

Title : Assistant Vice President

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.